Exhibit 10.24

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TPYE THAT THE REGISTRANTS TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NOTICE TO PROSPECTIVE SUBSCRIBER

ABOVE FOOD CORP. (THE “CORPORATION”) IS NOT A REPORTING ISSUER UNDER CANADIAN SECURITIES LEGISLATION NOR HAVE THE SECURITIES TO BE PURCHASED UNDER THIS SUBSCRIPTION AGREEMENT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. PURCHASING SECURITIES UNDER THIS SUBSCRIPTION AGREEMENT MEANS THAT YOU ARE ACQUIRING SECURITIES OF A CORPORATION WHOSE SHARES ARE NOT FREELY TRADABLE. THE CORPORATION IS NOT A REPORTING ISSUER IN ANY JURISDICTION AND NO ASSURANCE CAN BE GIVEN THAT THE CORPORATION WILL BECOME A REPORTING ISSUER. IF THE CORPORATION DOES NOT BECOME A REPORTING ISSUER THE SECURITIES ACQUIRED UNDER THIS SUBSCRIPTION AGREEMENT WILL BE SUBJECT TO RESTRICTIONS ON RESALE FOR AN INDEFINITE PERIOD.

Above Food Corp. and Bite Acquisition Corp. (NYSE AMERICAN: BITE) (“Bite”), a special purpose acquisition company, entered into a definitive business combination agreement on April 29, 2023, as amended on March 12, 2024. Above Food Ingredients Inc, an Alberta corporation and a wholly owned subsidiary of Above Food Corp. (“New Above” or the “Corporation”), filed a Registration Statement on Form F-4 (“Registration Statement”), which became effective on April 8, 2024. Above Food Corp. is also in the process of filing a Canadian prospectus and seeking court approval of the business combination in the form of a plan of arrangement (“Plan of Arrangement”). Above Food Corp. has received the final court order and shareholders approval of the Plan of Arrangement. The Corporation is in the position to complete the Business Combination and endeavour to finalize a listing of the Common Shares of the Corporation on a recognized exchange in Canada or the US. Subject to completion of the Plan of Arrangement, the Subscriber is subscribing for Common Shares in the form of a Unit, and agrees that the Common Shares will reflect an approximate implied value of $10 USD per Unit.

ABOVE FOOD CORP.
(An Alberta Corporation)

COMMON SHARE SUBSCRIPTION AGREEMENT
Dated for Reference: JUNE 21, 2024

TO:	ABOVE FOOD CORP. (the “Corporation”)

RE:	Purchase of _______________ units of the Corporation at a Subscription Price of US$10 per unit (the “Offering”).

The undersigned (the “Investor”) hereby irrevocably subscribes for and agrees to purchase from the Corporation, on the terms and conditions set forth in this agreement (the “Subscription Agreement”), that number of Common Shares of the Corporation, with a corresponding amount of Advantage Shares, (collectively, the “Units” and each a “Unit”) as set out below at a price of US$10 per Unit, for the total subscription price set forth below (the “Subscription Price”).

Terms not defined herein shall have the meanings ascribed to such terms in Section 2 hereof. Unless otherwise indicated, all monetary references are in United States Dollars.

REGISTRATION AND DELIVERY INSTRUCTIONS

Number of Units of the Corporation _______________

US10 per Unit for a total Subscription Price of US$ _______________

EXECUTION BY SUBSCRIBER:

Signature of individual (if Subscriber is an individual)	Address of Subscriber (residence)

Authorized signatory (if Subscriber is not an individual)	Address of Subscriber

Name of Subscriber (please print)	Telephone number of Subscriber

Name of authorized signatory (please print)	E-mail address of Subscriber

Register the Common Shares as follows:	Deliver the Common Shares as follows:

(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

(Address)	(Contact Name)

(Address)	(Address)

(Address)

Insider Status

The Subscriber is either [check appropriate box]:

an “insider” of the Corporation as defined in the Securities Act (Ontario) (see below); or
not an “insider” of the Corporation as defined in the Securities Act (Ontario).

Note:
The definition of “insider” includes a person that:

(i)	is a director or officer of the Corporation;

(ii)	is a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;

(iii)	is a person or a company that has:

a.	beneficial ownership of, or control or direction over, directly or indirectly; or

b.	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of an issuer carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities;

(iv)	the Corporation itself, if it holds securities of its own issue; or

(v)	a person designated as an insider under the Securities Act (Ontario).

Registrant Status

The Subscriber is either [check appropriate box]:

registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations; or
not registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Present Holdings

The Subscriber currently holds the following other securities in the capital of the Corporation [please write “None” if no other securities of the Corporation held]:

NOTE: The information collected herein will be used by the Corporation in determining whether the Subscriber meets the requirements of the applicable prospectus exemptions, for making certain filings with applicable regulatory authorities and for meeting the Corporation’s obligations under securities legislation with respect to the mailing of continuous disclosure materials to the Subscriber, if applicable.

Acceptance

Accepted and agreed to by the Corporation as of the _____ day of ________________, 2024.

ABOVE FOOD CORP.

Per:
Authorized Signatory

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION AGREEMENT

1.	Subscriber:

The Subscriber must complete the information required on pages 3 and 4 with respect to Unit subscription amounts, the Subscription Price and the registration and delivery particulars and sign where indicated.

2.	International Subscribers:

For Subscribers who are resident outside of Canada and the United States, complete and sign the Foreign Purchaser’s Certificate attached hereto as Schedule A.

3.	Payment of the Subscription Price:

Payment of the Subscription Price must be made by a wire transfer to the Corporation’s lawyers in accordance with the following instructions, on or before June 21, 2024:

[***]

Reference: SH.Above

4.	Subscription Agreement

A completed and fully executed copy of this Subscription Agreement, including the items required to be completed as set out above, together with the Subscription Price must be received by no later than 12:00 p.m. (Regina time) on June 21, 2024 at the offices of the Corporation.

TERMS AND CONDITIONS

to the Subscription Agreement for purchase of the Securities of Above Food Corp.

1.	Definitions

1.1	(a)	“Accredited Investor” has the meaning ascribed to such term in NI 45-106, and in Ontario, in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106;

	(b)	“Advantage Shares” means additional common shares provided from sponsors or from treasury;

(c)	“Aggregate Purchase Price” means USD _______________.

(d)	“Applicable Securities Laws” means the securities legislation of the Offering Jurisdictions having application, and the rules, policies, notices and orders issued by securities regulatory authorities in the Offering Jurisdictions having application to this Offering and the Corporation;

(e)	“Board” or “Board of Directors” means the Board of Directors of the Corporation;

(f)	“Business Combination Agreement” means the business combination agreement dated as of April 29, 2023, as amended on March 12, 2024, by and between the Corporation and Bite Acquisition Corp.

(g)	“Closing” means the purchase by the Subscribers of the Units pursuant to this Subscription Agreement, subject to the terms and conditions set forth herein;

(h)	“Closing Date” means the date on which Closing will occur, which shall be at the time of closing of the closing of the Business Combination Agreement;

(i)	“Common Share” means a common share without par value in the capital of the Corporation;

(j)	“Liquidity Event” means the listing of the Common Shares or the exchange of the Common Shares for securities that are listed on the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange, the New York Stock Exchange, the NASDAQ or any other exchange including any foreign exchange (an “Approved Exchange”);

(k)	“NI 45-102” means National Instrument 45-102 – Resale of Securities, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available from the Corporation or online at www.bcsc.bc.ca);

(l)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available from the Corporation or online at www.bcsc.bc.ca);

(m)	“Offering” means the sale by the Corporation of the Units on the terms set forth in this Subscription Agreement;

(n)	“Offering Jurisdictions” means each of the Offering Provinces, the United States as well as other jurisdictions from which the Corporation may accept a subscription;

(o)	“Offering Provinces” means each of the Provinces of British Columbia, Ontario, Alberta, Nova Scotia, New Brunswick, Newfoundland and Labrador, and such other provinces and territories of Canada from which the Corporation may accept a subscription;

(p)	“Proceeds” means the gross proceeds of the Offering;

(q)	“Regulation D” means Regulation D under the U.S. Securities Act;

(r)	“Regulation S” means Regulation S under the U.S. Securities Act;

(s)	“Securities” means the Units;

(t)	"SPA” means that certain share sale and purchase agreement for the sale of shares of Veg House Holding Inc. to Above Food Corp.

(u)	“Subscriber” means the person or persons named as Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(v)	“Subscription Agreement” means this subscription agreement and all schedules and forms attached hereto, and all instruments supplementing, amending or confirming this subscription agreement;

(w)	“Subscription Price” means the aggregate subscription price for the Units paid by the Subscriber as set forth on the execution page of this Agreement;

(x)	“United States” means the United States of America, its territories, and State of the United States and the District of Columbia;

(y)	“Units” means a combination of one Common Share and one Advantage Share;

(z)	“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

(aa)	“U.S. Person” means a U.S. Person as defined in Regulation S (the definition of which includes, but is not limited to: (i) any U.S. citizen (and certain former U.S. citizens) or a “resident alien” within the meaning of U.S. income tax laws as in effect from time to time. Currently, the term “resident alien” is defined under U.S. income tax laws generally to include any individual who (a) holds an Alien Registration Card (a “green card”) issued by U.S. Citizenship and Immigration Services (or an applicable predecessor entity), (b) meets a “substantial presence” test, or (c) is qualified to and does affirmatively elect on his or her tax return to be treated as a U.S. resident pursuant to Section 7701(b)(1)(A)(iii) of the Internal Revenue Code. The “substantial presence” test is generally met with respect to any calendar year if (a) the individual was present in the United States on at least 31 days during such year and (b) the sum of the number of days on which such individual was present in the United States during such year, 1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person);

(bb)	“U.S. Purchaser” is: (i) any “U.S. Person” as defined in Regulation S; (ii) any person purchasing the Securities on behalf of any “U.S. Person” or any person in the United States; (iii) any person who receives or received an offer of the Securities while in the United States; or (iv) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Subscription Agreement was executed or delivered (provided that any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser);

(cc)	“U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America;

1.2            Words and phrases which are used in this Subscription Agreement and all Schedules thereto and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106, unless otherwise specifically defined in Section 2.1 of this Subscription Agreement.

2.	Business Combination

2.1            The Corporation, an innovative food company leveraging its vertically integrated supply chain to deliver differentiated ingredients and consumer products, and Bite Acquisition Corp. (NYSE AMERICAN: BITE) (“Bite”), a special purpose acquisition company, entered into a definitive business combination agreement on April 29, 2023, as amended on March 12, 2024. Above Food Ingredients Inc., an Alberta corporation and a wholly owned subsidiary of Above Food Corp. (“New Above” or the “Corporation”), filed a Registration Statement on Form F-4 (“Registration Statement”), which became effective on April 8, 2024. Above Food Corp. is in the process of filing a Canadian prospectus and seeking court approval of the business combination in the form of a plan of arrangement (“Plan of Arrangement”). Above Food Corp. has received the interim court order and unanimous shareholders’ approval of the Plan of Arrangement. Upon obtaining final court approval of the Plan of Arrangement, Above Food Corp. will be in the position to complete the Business Combination and endeavour to complete a listing of the Common Shares of the Corporation on a recognized exchange in Canada or the US.

2.2            Subject to a Liquidity Event, the Subscriber is subscribing for the Units which reflects an implied value of $10USD per New Above Share.

2.3            25% of the Common Shares will be locked up for 90 days following the Liquidity Event and the remaining 75% of the Common Shares together with 100% of the Advantage Shares will be without lock up restrictions.

2.4            Notwithstanding anything else herein, the Units are being issued, on the acknowledgment and agreement that the Common Shares converted to New Above Shares shall be restricted from trading until completion of filing the registration statement following the Liquidity Event, and that 100% of the Advantage Shares being converted to New Above Shares. All Units shall also be subject to other trading restrictions such as applicable law and applicable stock exchange rules, including the limit to sell no more than 10% of the daily trading value of Above.

3.	The Subscription and the Offering.

3.1            The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Corporation subject to the terms and conditions set forth herein, the number of Units for the aggregate Subscription Price set out on the execution page of this Subscription Agreement. This Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Corporation and the disbursement of the Subscription Amount by the Subscriber and delivery of the Units by the Corporation shall only be enforceable upon satisfaction of the Conditions Precedent set forth herein.

3.2            The Subscriber agrees to deliver to the Corporation not later than 12:00 pm (Regina time) on the Closing Date for and on behalf of the Corporation:

(a)            a completed and duly signed copy of this Subscription Agreement;

(b)            a completed and duly signed copy of the Foreign Purchaser’s Certificate in the form attached as Schedule A hereto;

(c)            any other documents required by Applicable Securities Laws which the Corporation reasonably request; and

(d)            an electronic wire to the account designated by the Corporation in Section 3 of the Instructions for Completing this Subscription Agreement contained herein representing the Aggregate Purchase Price payable by the Subscriber for the Units, or payment of the same amount in such other manner as the Corporation may accept.

3.3            The Subscriber acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation. The Subscriber consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with an Approved Exchange or other securities regulatory authority in connection with the transactions contemplated hereby.

4.	Closing

4.1            The transactions contemplated hereby will be completed at the Closing remotely via the electronic exchange of documents or at the offices of Above Food Corp. The Subscriber acknowledges that the Units will be available for delivery to it immediately post Closing on the Closing Date, against payment of the amount of the aggregate Subscription Price for the Units.

5.	Subscriber’s Exemption Status

5.1            U.S. Securities Law Matters – Non-U.S. Purchasers. The Subscriber:

(a)	acknowledges the Securities have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Securities and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(b)	is aware that the Securities have not been and, prior to the Closing of the Business Combination Agreement, will not be registered under the U.S. Securities Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Corporation has no obligation to or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

(c)	is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Securities on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person; and

(d)	undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of applicable Securities Laws, regulations, rules, policies and orders and the rules of any Approved Exchange, as applicable.

5.2            International Subscribers. If the Subscriber is not resident in an Offering Province or U.S. Person, the Subscriber represents and warrants to the Corporation that:

(a)	the Subscriber is resident in the jurisdiction set forth in page 2 hereof;

(b)	it has competed the Foreign Purchaser’s Certificate attached hereto as Schedule A; and

(c)	the representations and warranties made by the Subscriber in the Foreign Purchaser’s Certificate are true and accurate as at the Closing Date, except to the extent that any such representation and warranty speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

6.	Subscriber’s Representations, Warranties and Acknowledgements

6.1            The Subscriber represents and warrants and acknowledges and agrees with the Corporation that:

(a)	the Subscriber’s investment in the Corporation is speculative as the Corporation is in the preliminary stages of executing of its business plan and does not have significant revenues or material assets and accordingly involves a high degree of risk and only investors who can afford to lose their entire investment should invest in the Offering;

(b)	prior to the Business Combination, the Corporation is not listed on any stock exchange and there is no assurance that the Corporation will ever list its securities on a stock exchange or become a “reporting issuer” under Applicable Securities Laws, and accordingly the Subscriber may be required to hold the Securities indefinitely;

(c)	the Subscriber agrees to enter into any lock-up required or considered reasonably necessary by the Corporation to enable the Corporation to list on the NYSE as a result of the Business Combination, in the terms agreed in clause 2.3 and Section 6.1(p) below;

(d)	its decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation;

(e)	other than the filings made in connection with the Business Combination, no prospectus has been filed yet or may be filed by the Corporation with any securities commission or similar authority, in connection with the issuance of the Securities and the Offering, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus and registration requirements under Applicable Securities Laws and accordingly:

(i)	the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii)	the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(f)	the Corporation has no obligation to file a prospectus qualifying the distribution of the Securities in any jurisdiction where the Offering is made and has no intention to do so;

(g)	the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own independent legal, tax and business advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions, and it acknowledges that the Corporation’s counsel is acting solely as counsel to the Corporation, and not as counsel to the Subscriber;

(h)	the Subscriber acknowledges that the Securities, will be administered by a trust agent in Canada, may only be held in a registered position in the name of the Subscriber;

(i)	to the knowledge of the Subscriber, the sale of the Units to the Subscriber was not accompanied by any advertisement;

(j)	the offer made by this Subscription Agreement is irrevocable;

(k)	the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Corporation that the Subscriber has considered necessary in connection with the Subscriber’s investment decision and the Subscriber will not receive an offering memorandum or similar disclosure document;

(l)	the Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Corporation, the Subscriber or any proposed transferee. The Securities will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(m)	the Subscriber has been independently advised as to the applicable hold periods imposed in respect of the Securities by Applicable Securities Laws and regulatory policies and confirms that no representations by the Corporation has been made respecting the hold periods applicable to the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities purchased by the Subscriber except in accordance with Applicable Securities Laws and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect. In addition, the Subscriber acknowledges that the articles of the Corporation provide that transfers of the Securities prior to any public listing of the Units will require prior approval of the Board;

(n)	the Subscriber is aware that the Securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

(o)	the Subscriber is aware that , if or when the Units convert to New Above Shares, the New Above Shares will bear restrictive legend as follows:

THESE SECURITIES HAVE BEEN OFFERED AND SOLD OUTSIDE OF THE UNITED STATES TO NON-U.S. PERSONS PURSUANT TO THE PROVISIONS OF REGULATION S OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THESES SECURITIES ARE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT EXECUTED BY THE COMPANY AND CERTAIN HOLDERS OF SECURITIES PARTY THERETO.

(p)	the Subscriber acknowledges having been advised:

(i)	to consult with its own advisors concerning the Subscriber’s particular circumstances and the particular nature of the restrictions on resale and transfer, the extent of the applicable restricted period and the possibilities of utilizing any further exemptions from the prospectus and registration requirements of Applicable Securities Laws or the obtaining of a discretionary order to resell or transfer any Securities; and

(ii)	against attempting to resell or transfer any Securities until the Subscriber has determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws, including but not limited to the filing with the appropriate regulatory authority of initial trade and other reports required upon any resale of the Securities;

(q)	the Corporation will have complete discretion as to the use of the proceeds of the Offering and there is no assurance that these proceeds will be sufficient for the Corporation to execute on its business plan or to achieve revenues or profitability;

(r)	no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities;

(s)	the Corporation will rely on the representations and warranties made herein, the disclosure made in publicly available filings with respect to the Business Combination or otherwise provided by the Subscriber to the Corporation in completing the sale and issue of the Securities to the Subscriber;

(t)	the Subscriber understands the risks and has previously invested in privately held, early stage development companies, where there is no liquidity of the securities purchased;

(u)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the Subscription Price for the Securities;

(iii)	as to the future price or value of the Securities; or

(iv)	that the Securities will be listed and posted for trading on any stock exchange; and

(v)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)	there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)          there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities;

(v)           the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(w)	the Subscriber is purchasing the Securities as principal for its own account, it is purchasing such Securities not for the benefit of any other person, and not with a view to the resale or distribution of the Securities;

(x)	the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(y)	the funds representing the subscription funds to be provided by the Subscriber to the Corporation will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription of the Subscriber, on a confidential basis, pursuant to such Act. To the best of its knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and provide the Corporation with appropriate information in connection therewith; and

(z)	all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Securities will be borne by the Subscriber.

7.	Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

7.1            The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Corporation. The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true as at the date of issuance of the Securities.

8.	Representations of the Corporation

8.1            The Corporation represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)	the Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of the Province of Alberta, and is duly qualified to carry on business in the Province of Alberta and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

(b)	the Corporation has the full corporate right, power and authority to execute this Subscription Agreement, and, at Closing, to issue the Units to the Subscriber pursuant to the terms of this Subscription Agreement;

(c)	as of Closing, the Units issued to the Subscriber will be duly allotted, validly issued, fully paid and non-assessable shares in the capital of the Corporation;

(d)	as of Closing, this Subscription Agreement will have been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitute a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms; and

(e)	as of Closing, the authorized capital of the Corporation consists of an unlimited number of Common Shares.

9.	Registration Rights.

9.1            The Corporation shall provide Subscriber with customary registration rights with respect to the Securities, which registration rights are set forth in the plan of arrangement and registration rights agreement.

10.	Conditions of Closing

10.1            The obligations of the Subscriber to complete the purchase of the Units as contemplated hereby shall be conditional upon the fulfilment on or before the Closing Date of each of the conditions of the Closing except those conditions that are waived by the Corporation.

10.2            The obligations of the Corporation to complete the sale and issuance of the Units as contemplated hereby shall be conditional upon:

(a)	the representations and warranties of the Subscriber contained in this Subscription Agreement being true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing Date; and

(b)	all of the covenants and obligations of the Subscriber to be performed or observed on or before the Closing pursuant to this Subscription Agreement having been duly performed or observed.

11.	Consent to Disclosure of Information

11.1            The Subscriber acknowledges and consents to the release by the Corporation of information regarding the Subscriber’s subscription including the Subscriber’s name, address, telephone number, e-mail address and the Units purchased, in compliance with securities regulatory policies to regulatory authorities under Applicable Securities Laws and the Subscriber waives to the extent lawful, its rights under any privacy legislation. The contact information of the public official in each applicable Canadian jurisdiction who can answer questions about this indirect collection of the Subscriber’s personal information is set out in Schedule B hereto.

11.2            In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure to the Corporation’s transfer agent and registrar;

(c)	where required by law, (i) for use and disclosure for income tax related purposes and (ii) disclosure to Canada Revenue Agency and the United States Internal Revenue Service;

(d)	where required by law, disclosure to securities regulatory authorities (including any stock exchange) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)	disclosure to a governmental or other authority (including any stock exchange) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)	for use and disclosure as otherwise required by law.

12.	General

12.1            Time is of the essence hereof.

12.2            Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

12.3            Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

12.4            The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

12.5            This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of Alberta and the federal laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the Courts situated therein.

12.6            This Subscription Agreement may not be assigned by any party hereto.

12.7            The Corporation will be entitled to rely on delivery of a facsimile or email copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile or email copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Corporation in accordance with its terms.

12.8            This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

12.9            This Subscription Agreement is deemed to be entered into on the date hereof.

12.10          This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Securities of the Corporation and any subsequent disposition by the Subscriber of the Securities.

12.11          The invalidity or unenforceability of any particular provision of this Subscription will not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

12.12          Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Subscriber, or by anyone else.

12.13          Unless otherwise indicated, all monetary amounts are in United States Dollars.

12.14          Les parties aux présents ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent ou qui en découleront soient rédigés dans la langue anglaise. The parties have required that this Agreement and all documents and notices resulting from it be drawn up in English.

-- End of Terms and Conditions --

- A1 -

SCHEDULE A

TO

THE SUBSCRIPTION AGREEMENT OF

ABOVE FOOD CORP.

FOREIGN PURCHASER’S CERTIFICATE

(Residents of Jurisdictions other than Canada and the United States)

To:          ABOVE FOOD CORP. (the “Corporation”)

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.

In connection with the purchase of Units by the undersigned subscriber (the “Subscriber”) for the purposes of this Schedule A, the undersigned hereby represents, warrants and certifies to and covenants with the Corporation that:

1.            the Subscriber is a resident of a country (an “International Jurisdiction”) other than Canada and the United States and the decision to subscribe for the Units was taken in such International Jurisdiction.

2.            The Subscriber is purchasing the Units as principal for the Subscriber’s own account.

3.            The acceptance of the Subscriber’s subscription for the Units by the Corporation complies with all laws applicable to the Subscriber and such beneficial purchaser, including the laws of such purchaser’s jurisdiction of residence, and all other applicable laws.

4.            The Subscriber, and each such beneficial purchaser, is knowledgeable of or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction which would apply to the subscription.

5.            The Subscriber is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the Subscriber’s subscription for the Units, including the execution, delivery and performance by it of the documentation relating to such subscription and the transactions contemplated thereunder, and, without limiting the generality of the foregoing, legal counsel for the Corporation is acting solely as counsel to the Corporation for the Offering and not as counsel to the Subscriber.

6.            The Subscriber, and each such beneficial purchaser, is purchasing the Units pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to purchase the Units subscribed for hereunder under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.

7.            The Subscriber will not sell, transfer or dispose of the Securities, except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States securities laws.

_______DATED this ____ day of _______________________, 2024.

Authorized Signature of Subscriber

Print Name of Subscriber

If the Subscriber is not an individual, print name and title of Authorized Signatory whose signature appears above

Address of Subscriber

-- End of Schedule A --

- B1 -

SCHEDULE B

TO

THE SUBSCRIPTION AGREEMENT OF

ABOVE FOOD CORP.

PUBLIC OFFICIALS CONTACT INFORMATION

Alberta Securities Commission	British Columbia Securities Commission
Suite 600, 250 – 5th Street SW	P.O. Box 10142, Pacific Centre
Calgary, Alberta T2P 0R4	701 West Georgia Street
Telephone: (403) 297-6454	Vancouver, British Columbia V7Y 1L2
Toll Free In Canada: 1-877-355-0585	Inquiries: (604) 899-6854
Facsimile: (403) 297-2082	Toll Free In Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@Bcsc.bc.ca

The Manitoba Securities Commission	Financial And Consumer Services Commission (New Brunswick)
500 – 400 St. Mary Avenue	85 Charlotte Street, Suite 300
Winnipeg, Manitoba R3C 4K5	Saint John, New Brunswick E2L 2J2
Telephone: (204) 945-2548	Telephone: (506) 658-3060
Toll Free In Manitoba 1-800-655-5244	Toll Free In Canada: 1-866-933-2222
Facsimile: (204) 945-0330	Facsimile: (506) 658-3059
Email: info@fcnb.ca

Government of Newfoundland and Labrador	Government of the Northwest Territories
Financial Services Regulation Division	Office of the Superintendent Of Securities
P.O. Box 8700	P.O. Box 1320
Confederation Building	Yellowknife, Northwest Territories X1A 2L9
2nd Floor, West Block	Attention: Deputy Superintendent, Legal & Enforcement
Prince Philip Drive	Telephone: (867) 920-8984
St. John’s, Newfoundland And Labrador A1B 4J6	Facsimile: (867) 873-0243
Attention: Director of Securities
Telephone: (709) 729-4189
Facsimile: (709) 729-6187

Nova Scotia Securities Commission	Government of Nunavut
Suite 400, 5251 Duke Street	Department Of Justice
Duke Tower	Legal Registries Division
P.O. Box 458	P.O. Box 1000, Station 570
Halifax, Nova Scotia B3J 2P8	1st Floor, Brown Building
Telephone: (902) 424-7768	Iqaluit, Nunavut X0A 0H0
Facsimile: (902) 424-4625	Telephone: (867) 975-6590
Facsimile: (867) 975-6594

Ontario Securities Commission	Prince Edward Island Securities Office
20 Queen Street West, 22nd Floor	95 Rochford Street, 4th Floor Shaw Building
Toronto, Ontario M5H 3S8	P.O. Box 2000
Telephone: (416) 593- 8314	Charlottetown, Prince Edward Island C1A 7N8
Toll Free In Canada: 1-877-785-1555	Telephone: (902) 368-4569
Facsimile: (416) 593-8122	Facsimile: (902) 368-5283
Email: exemptmarketfilings@osc.gov.on.ca
Public Official Contact Regarding Indirect
Collection of Information: Inquiries Officer

Autorite Des Marches Financiers	Financial and Consumer Affairs Authority of Saskatchewan
800, Square Victoria, 22e Etage	Suite 601 - 1919 Saskatchewan Drive
C.P. 246, Tour De La Bourse	Regina, Saskatchewan S4P 4H2
Montréal, Québec H4Z 1G3	Telephone: (306) 787-5879
Telephone: (514) 395-0337 Or 1-877-525-0337	Facsimile: (306) 787-5899
Facsimile: (514) 873-6155 (For Filing Purposes Only)
Facsimile: (514) 864-6381 (For Privacy Requests Only)
Email: Financementdessocietes@Lautorite.Qc.Ca (For Corporate Finance Issuers); fonds_dinvestissement@lautorite.qc.ca (For Investment Fund Issuers)

Government of Yukon
Department of Community Services
Law Centre, 3rd Floor
2130 Second Avenue
Whitehorse, Yukon Y1A 5H6
Telephone: (867) 667-5314
Facsimile: (867) 393-6251

-- End of Schedule B --

-- End of Subscription Agreement --